                                POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Nicholas Helmuth von Moltke, Samuel Ramos, Michael A. Reardon, and Margot K. Wallin, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, post-effective amendments to Registration Statements, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792 (VEL'93), 333-9965 (Gateway Elite), 333-81019 (Gateway Plus), 33-85916/811-8848
(Pioneer Vision), 33-44830 (Delaware Medallion III), 33-39702 (Exec Annuity Plus/Allmerica Advantage), 33-47216 (Commonwealth Select Resource), and 333-78245 (Allmerica Select Reward), initial registration statements and pre-effective amendments, with respect to Commonwealth Annuity Separate Account A, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.

            SIGNATURE                            TITLE                  DATE
            ---------                            -----                  ----


/s/ Allan S. Levine                  Chairman of the Board           02/15/2007
----------------------------------
Allan S. Levine


/s/ Nicholas Helmuth von Moltke      Director, Vice President, and   02/15/2007
----------------------------------   Chief Operating Officer
Nicholas Helmuth von Moltke


/s/ John W. McMahon                  Director                        02/15/2007
----------------------------------
John W. McMahon


/s/ Timothy J. O'Neill               Director                        02/15/2007
----------------------------------
Timothy J. O'Neill


/s/ Marc A. Spilker                  Director                        02/15/2007
----------------------------------
Marc A. Spilker


/s/ Samuel Ramos                     Vice President and Secretary    02/15/2007
----------------------------------
Samuel Ramos


/s/ Amol Sagun Naik                  Vice President and Treasurer    02/15/2007
----------------------------------
Amol Sagun Naik


/s/ Alan Akihiro Yamamura            Vice President and Chief Risk   02/15/2007
----------------------------------   Officer
Alan Akihiro Yamamura

                                POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Nicholas Helmuth von Moltke, Samuel Ramos, Michael A. Reardon, and Margot K. Wallin, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, post-effective amendments to Registration Statements, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792 (VEL'93), 333-9965 (Gateway Elite), 333-81019 (Gateway Plus), 33-85916/811-8848
(Pioneer Vision), 33-44830 (Delaware Medallion III), 33-39702 (Exec Annuity Plus/Allmerica Advantage), 33-47216 (Commonwealth Select Resource), and 333-78245 (Allmerica Select Reward), initial registration statements and pre-effective amendments, with respect to Commonwealth Annuity Separate Account A, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.

            SIGNATURE                            TITLE                  DATE
            ---------                            -----                  ----


/s/ Michael A. Pirrello              Chief Financial Officer         02/15/2007
----------------------------------
Michael A. Pirrello


/s/ Michael A. Reardon               Director, President and Chief   02/15/2007
----------------------------------   Executive Officer
Michael A. Reardon